UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)

(312) 489-5800
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Amendment of Material Agreement.

As previously announced, on October 3, 2024, Coeur Mining, Inc., a Delaware corporation (“Coeur”), SilverCrest Metals Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“SilverCrest”), 1504648 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of the Province of British Columbia, Canada and a wholly-owned subsidiary of Coeur (“Canadian Sub”), Coeur Rochester, Inc., a Delaware corporation and a wholly-owned subsidiary of Coeur, and Compañía Minera La Llamarada, S.A. de C.V., a company existing under the laws of Mexico and a wholly-owned subsidiary of SilverCrest, entered into an arrangement agreement (the “Arrangement Agreement”) and agreed to a strategic business combination transaction pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”).  On February 5, 2025, the parties entered into an amendment (the “Amendment”) to the Plan of Arrangement attached to the Arrangement Agreement. The Amendment provides that certain actions to be taken under the Plan of Arrangement may be taken on a calendar day that is not a business day,

The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of N. Eric Fier and Pierre Beaudoin to the Company’s Board of Directors

Pursuant to the Arrangement Agreement, Coeur agreed to take all actions necessary to provide that, as of and contingent upon the effective time of the Arrangement (“Effective Time”), N. Eric Fier and Pierre Beaudoin shall be appointed to the board of directors of Coeur (the “Coeur Board”). On February 6, 2025, the Coeur Board approved increasing the size of the Coeur Board from eight directors to ten directors and elected Mr. Fier and Mr. Beaudoin to the Coeur Board, both to be effective as of (and contingent upon) the Effective Time, to serve until the 2025 annual general meeting of stockholders of Coeur or until a successor is duly elected and qualified or the office is otherwise vacated. The Coeur Board has determined that each of Mr. Fier and Mr. Beaudoin will qualify as an independent director under the corporate governance standards of the New York Stock Exchange and the applicable rules adopted by the U.S. Securities and Exchange Commission (the “SEC”).

The compensation of each of Mr. Fier and Mr. Beaudoin for his respective service as a non-employee director will be consistent with that of Coeur’s other non-employee directors.

Mr. Fier is a Certified Professional Geologist (USA) and Engineer (Canada) with over 35 years of experience in the international mining industry, including with exploration, acquisition, development and production of numerous mining projects in Guyana, Chile, Brazil, Central America, Mexico and Peru. He has in-depth knowledge of project evaluation and management, reserve estimation and economic analysis, construction, and operations management. Mr. Fier previously worked as Chief Geologist with Pegasus Gold Corp., Senior Engineer & Manager with Newmont Mining Corp. and Project Manager with Eldorado Gold Corp. He is currently the Executive Chairman of Mako Mining Corp. and previously served as Executive Chairman of Goldsource Mines, Inc.

Mr. Beaudoin is a mineral processing professional with over 30 years of international operating and project development experience. Mr. Beaudoin joined the SilverCrest board in June 2018 and subsequently became the Chief Operating Officer in November 2018. During his five years in the role, he successfully led the technical studies, build and ramp-up of the Las Chispas operation. Mr. Beaudoin retired from this role in early 2024 and rejoined the SilverCrest board. Mr. Beaudoin previously worked as both Chief Operating Officer and Senior Vice President of Capital Projects with Detour Gold Corporation and in capital projects and management roles with Barrick Gold Corporation. He currently serves as Chairman of Radisson Mining Resources, Inc.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 6, 2025, Coeur held a special meeting of stockholders (the “Special Meeting”) in connection with the Arrangement. At the close of business on the record date of the Special Meeting, there were 399,314,953 shares of common stock, par value $0.01 per share, of Coeur issued and outstanding (collectively, the “Coeur Common Stock”), each of which was entitled to one vote with respect to the proposals voted on at the Special Meeting. A total of 273,978,747 shares of Coeur Common Stock, constituting a quorum.

The following is a summary of the matters voted on at the Special Meeting based on the final, certified report of the voting results by the independent inspector of elections. The definitive proxy statement related to the Special Meeting that was filed by Coeur with the SEC under cover of Schedule 14A (File No. 001-08641) on December 30, 2024 contains a description of the following proposals considered at the Special Meeting. There were no recorded broker non-votes.

Proposal 1: The Charter Amendment Proposal

To approve the amendment to the Certificate of Incorporation of Coeur, as amended, to increase the number of authorized shares of Coeur Common Stock from 600,000,000 shares to 900,000,000 shares. The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

For	Against	Abstain/ Withheld	Approval Percentage (1)
270,353,229	3,230,139	395,379	98.81%
(1) Percentage of votes cast for the proposal, excluding abstentions and broker non-votes.

Proposal 2: The Stock Issuance Proposal

To approve the issuance of shares of Coeur Common Stock to SilverCrest shareholders in connection with the Arrangement. The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

For	Against	Abstain/ Withheld	Approval Percentage (1)
271,155,997	2,376,995	445,755	99.13%
(1) Percentage of votes cast for the proposal, excluding abstentions and broker non-votes.

No other business properly came before the Special Meeting.

Item 7.01.	Regulation FD Disclosure.

Subject to the satisfaction or waiver of the closing conditions specified in the Arrangement Agreement, Coeur anticipates that the closing of the Arrangement will occur on or around February 14, 2025.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1
Amendment to Plan of Arrangement, dated as of February 5, 2025, by and among Coeur Mining, Inc, SilverCrest Metals Inc., 1504648 B.C. Unlimited Liability Company, Coeur Rochester, Inc., and Compañía Minera La Llamarada, S.A. de C.V.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the proposed Arrangement, including any statements regarding the expected timetable for completing the Arrangement, and any other statements regarding Coeur’s or SilverCrest’s future expectations, beliefs, plans, assumptions or future events that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding Coeur’s or SilverCrest’s plans and expectations with respect to the proposed Arrangement. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that any other condition to Closing (as defined in the Arrangement Agreement) may not be satisfied; the risk that the Closing might be delayed or not occur at all; the risk that either Coeur or SilverCrest may terminate the Arrangement Agreement and either Coeur or SilverCrest is required to pay a termination fee to the other party; the expected listing of shares on the NYSE; the risk of any litigation relating to the proposed Arrangement; and the risk of changes in governmental regulations or enforcement practices.

Additional factors that could cause results to differ materially from those described above can be found in the Definitive Proxy Statement and Coeur’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q, which are on file with the SEC and available from Coeur’s website at www.coeur.com under the “Investors” tab, and in other documents Coeur files with the SEC and in SilverCrest’s Circular and annual information form for the year ended December 31, 2023, which are on file with the SEC and on SEDAR+ and available from SilverCrest’s website at www.silvercrestmetals.com under the “Investors” tab, and in other documents SilverCrest files with the SEC or on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Coeur nor SilverCrest assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: February 7, 2025	By:	/s/ Casey M. Nault
Name: Casey M. Nault
Title: Senior Vice President, General Counsel and
Chief ESG Officer